UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 3, 2015

Commission File Number	Exact name of registrant as specified in its charter, address of principal executive offices and registrant’s telephone number	IRS Employer Identification Number
1-3198	Idaho Power Company	82-0130980

1221 W. Idaho Street

Boise, ID 83702-5627

(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None

Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01 Other Events

On March 3, 2015, Idaho Power Company (“Idaho Power”) entered into a Terms Agreement (the “Terms Agreement”) with J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, and RBC Capital Markets, LLC, as purchasers, whereby Idaho Power agreed to sell and the purchasers agreed to purchase, subject to the terms and conditions expressed therein, $250,000,000 aggregate principal amount of Idaho Power’s 3.65% First Mortgage Bonds due 2045, Secured Medium-Term Notes, Series J (the “Bonds”). The Bonds are expected to be issued on March 6, 2015, subject to the terms and conditions expressed in the Terms Agreement and in the Selling Agency Agreement (the “Selling Agency Agreement”), dated July 12, 2013, between Idaho Power and each of BNY Mellon Capital Markets, LLC, J.P. Morgan Securities LLC, KeyBanc Capital Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., RBC Capital Markets, LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC.

The Terms Agreement and the Selling Agency Agreement contain representations, warranties and agreements of Idaho Power, customary conditions to closing, indemnification rights and obligations of the parties and termination provisions. The Terms Agreement is filed as Exhibit 1.1 hereto. The Selling Agency Agreement was previously filed as Exhibit 1.2 to Idaho Power’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 12, 2013.

Item  9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Terms Agreement dated March 3, 2015 between Idaho Power Company and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, and RBC Capital Markets, LLC, as purchasers

5.1	Opinion of Perkins Coie LLP, dated March 5, 2015, filed in connection with Registration Statement on Form S-3 (File No. 333-188768-01)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2015

IDAHO POWER COMPANY

By:	/s/ Steven R. Keen
Steven R. Keen
Senior Vice President, Chief Financial Officer, and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Terms Agreement dated March 3, 2015 between Idaho Power Company and J.P. Morgan Securities LLC, Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, KeyBanc Capital Markets Inc., Mitsubishi UFJ Securities (USA), Inc., U.S. Bancorp Investments, Inc., BNY Mellon Capital Markets, LLC, and RBC Capital Markets, LLC, as purchasers

5.1	Opinion of Perkins Coie LLP, dated March 5, 2015, filed in connection with Registration Statement on Form S-3 (File No. 333-188768-01)

23.1	Consent of Perkins Coie LLP (included in Exhibit 5.1)